UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 6, 2021 (August 6, 2021)

ALKURI GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40011	85-4768339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4235 Hillsboro Pike, Suite 300

Nashville, TN 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 632-0303

Not Applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one fourth of one redeemable warrant	KURIU	The Nasdaq Stock Market LLC
Class A common stock, par value $0.0001 per share	KURI	The Nasdaq Stock Market LLC
Redeemable warrants, each warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	KURIW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 7.01.	Regulation FD Disclosure.

This Current Report on Form 8-K (this “Form 8-K”) is being furnished by Alkuri Global Acquisition Corp., a Delaware corporation (the “Company”), to the U.S. Securities and Exchange Commission (the “SEC”) for the sole purpose of furnishing, as Exhibit 99.1 to this Form 8-K, a press release by Babylon Holdings Limited, a company limited by shares incorporated under the laws of Jersey with registered number 115471 (“Babylon”), the Company’s business combination target, entitled “Babylon Eclipses 100,000 U.S. Value-Based Care Members.” As previously reported, Babylon and the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among the Company, Babylon, Liberty USA Merger Sub, Inc, a Delaware corporation (“Merger Sub”), and, solely for purposes of Section 1.08 of the Merger Agreement, each of Alkuri Sponsors LLC and Dr. Ali Parsadoust. If the Merger Agreement is approved by the Company’s shareholders, and the transactions contemplated by the Merger Agreement are consummated, Merger Sub will merge with and into the Company, with the Company continuing as the surviving corporation and a wholly owned subsidiary of Babylon (the “Business Combination”).

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information in this Item 7.01, including Exhibit 99.1.

 Additional Information and Where to Find It

In connection with the proposed Business Combination, Babylon has filed a registration statement on Form F-4 (the “Registration Statement”) with the SEC with respect to Babylon’s securities to be issued in connection with the proposed Business Combination, and the Company intends to file a preliminary proxy statement in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders in connection with the proposed Business Combination and other matters as described in the proxy statement, as well as the preliminary prospectus relating to the offer of the securities to be issued to the Company’s stockholders in connection with the completion of the Business Combination. After the Registration Statement has been declared effective, the Company will mail a definitive proxy statement and other relevant documents to its stockholders as of the record date established for voting on the proposed Business Combination. Company stockholders and other interested persons are advised to read the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement/consent solicitation/prospectus, in connection with the Company’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed Business Combination (the “Special Meeting”), because these documents will contain important information about the Company, Babylon and the proposed Business Combination. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Company stockholders as of a record date to be established for voting on the Business Combination and the other matters to be voted upon at the Special Meeting.

The Company’s stockholders may also obtain a copy of the preliminary proxy statement/prospectus, or definitive proxy statement/prospectus, as well as other documents filed with the SEC regarding the proposed Business Combination and other documents filed with the SEC by the Company, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Alkuri Global Acquisition Corp., 4235 Hillsboro Pike, Suite 300, Nashville, TN 37215, Attention: Secretary, (615) 632-0303.

Participants in Solicitation

The Company, Babylon, and their respective directors and officers may be deemed participants in the solicitation of proxies of the Company stockholders in connection with the proposed Business Combination. Company stockholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of the Company in the Company’s registration statement on Form S-1 (File No. 333-251832), which was declared effective by the SEC on February 4, 2021. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Company stockholders in connection with the proposed Business Combination and other matters to be voted upon at its Special Meeting will be set forth in the proxy statement/prospectus for the proposed Business Combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination will be included in the Registration Statement that Babylon intends to file with the SEC.

Forward-Looking Statements

This Current Report on Form 8-K contains, and certain oral statements made by representatives of Babylon and the Company and their respective affiliates, from time to time may contain, a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or our future financial or operating performance. When used in this Current Report on Form 8-K, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements include, without limitation, information concerning Babylon’s or the Company’s possible or assumed future results of operations, business strategies, debt levels, competitive position, industry environment, potential growth opportunities, Babylon’s and the Company’s expectations with respect to the future performance of the combined company, including whether this proposed Business Combination will generate returns for stockholder, the anticipated addressable market for the combined company, the satisfaction of the closing conditions to the Business Combination, and the timing of the transaction.

These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Babylon’s or the Company’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement and the proposed Business Combination contemplated thereby; (b) the inability to complete the proposed Business Combination due to the failure to obtain approval of the stockholders of the Company or other conditions to closing in the Merger Agreement; (c) the ability to meet Nasdaq’s listing standards following the consummation of the proposed Business Combination; (d) the failure of investors in the PIPE to fund their commitments upon the closing of the proposed Business Combination; (e) the risk that the proposed Business Combination disrupts current plans and operations of Babylon or its subsidiaries as a result of the announcement and consummation of the transactions described herein; (f) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees; (g) costs related to the proposed Business Combination; (h) changes in applicable laws or regulations, including legal or regulatory developments (such as the SEC’s recently released statement on accounting and reporting considerations for warrants in SPACs) which could result in the need for the Company to restate its historical financial statements and cause unforeseen delays in the timing of the Business Combination and negatively impact the trading price of the Company’s securities and the attractiveness of the Business Combination to investors; (i) the possibility that Babylon may be adversely affected by other economic, business and/or competitive factors; and (j) other risks and uncertainties to be identified in the registration/proxy statement relating to the Business Combination, when available, and in other documents filed or to be filed with the SEC by the Company and Babylon and available at the SEC’s website at www.sec.gov.

Babylon and the Company caution that the foregoing list of factors is not exclusive, and caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, neither the Company nor Babylon undertakes any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this release.

No Offer or Solicitation

This communication is for informational purposes only and shall not constitute an offer to sell or the solicitation of an offer to buy any securities pursuant to the proposed Business Combination or otherwise, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release dated August 6, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALKURI GLOBAL ACQUISITION CORP.

	By:	/s/ Rich Williams
Name: Rich Williams
Title: Chief Executive Officer

Dated: August 6, 2021